UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                 April 18, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

Virginia                                 0-9881                 54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                      22824
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141


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1.01 Entry into a Material Definitive Agreement.

At its meeting on April 18, 2005, the Board of Directors of the Company acting on the recommendation of the Independent Directors approved effective April 25, 2005 new annual compensation levels for the Company's executive officers as set forth on Exhibit 10.27 attached hereto. Annual base compensation for the Chief Executive Officer was increased 5% and for all executive officers as a group an average of 5.1%

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.27       2005 Management Compensatory Plans and Arrangements

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            SHENANDOAH TELECOMMUNICATIONS COMPANY
               (Registrant)


            April 20, 2005      /S/ EARLE A. MACKENZIE
                                --------------------------------------
                                    Earle A. MacKenzie
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Duly Authorized Officer and Principal
                                     Financial Officer)



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